                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-3 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                  GREEN TREE FINANCIAL CORP.


                                  BY: /s/ Phyllis A. Knight
                                      ---------------------------
                                          Phyllis A. Knight
                                          Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997

                             CUSIP#'S 393505-MA7, MB5, MC3, MD1, ME9, MF6
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 4/15/97

                                             Total $              Per $1,000
                                              Amount               Original
                                            ----------            ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                         $5,273,132.99

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                       0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                    5,273,132.99

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(6.05%)        6.05%
         b. Class A-1 Interest                 150,884.21         2.95851392
         c. Class A-2 Remittance Rate(6.45%)        6.45%
         d. Class A-2 Interest                 306,375.00         5.37500000
         e. Class A-3 Remittance Rate(6.70%)        6.70%
         f. Class A-3 Interest                 251,250.00         5.58333333
         g. Class A-4 Remittance Rate(7.10%)        7.10%
         h. Class A-4 Interest                 207,083.33         5.91666657
         i. Class A-5 Remittance Rate(7.35%)        7.35%
         j. Class A-5 Interest                 287,875.00         6.12500000
         k. Class A-6 Remittance Rate(7.85%,
            unless Weighted Average Contract
            rate is below (7.85%)                   7.85%
         l. Class A-6 Interest                 481,793.75         6.54166667

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                 .00               .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 2

                             CUSIP#'S 393505-MA7,MB5,MC3,MD1,ME9,MF6
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 4/15/97

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                 .00                   .00

B.   Principal
     (5)    Formula Principal Distribution
             Amount                           2,592,932.66                   N/A
            a. Scheduled Principal              623,507.42                   N/A
            b. Principal Prepayments          1,469,260.51                   N/A
            c. Liquidated Contracts             500,164.73                   N/A
            d. Repurchases                             .00                   N/A

     (6)    Pool Scheduled Principal
             Balance                        348,213,324.94          936.36237284
     (6a)    Pool Factor                         .93636237

     (7)    Unpaid Class A Principal Shortfall
             (if any) following prior Remittance
             date                                      .00

     (8)    Class A Percentage for such Remittance
             Date                                   91.52%

     (9)    Class A Percentage for the following
             Remittance Date                        91.45%

     (10)   Class A Principal Distribution:
            a. Class A-1                      2,592,932.66           50.84181686
            b. Class A-2                               .00                   .00
            c. Class A-3                               .00                   .00
            d. Class A-4                               .00                   .00
            e. Class A-5                               .00                   .00
            f. Class A-6                               .00                   .00

     (11)   Class A-1 Principal Balance      27,334,514.94          535.97088118
     (11a)        Class A-1 Pool Factor          .53597088

     (12)   Class A-2 Principal Balance      57,000,000.00          1000.0000000
     (12a)        Class A-2 Pool Factor         1.00000000

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 3

                             CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 4/15/97

(13)  Class A-3 Principal Balance                 45,000,000.00  1000.0000000
(13a)    Class A-3 Pool Factor                        1.0000000

(14)  Class A-4 Principal Balance                 35,000,000.00  1000.0000000
(14a)    Class A-4 Pool Factor                       1.00000000

(15)  Class A-5 Principal Balance                 47,000,000.00  1000.0000000
(15a)    Class A-5 Pool Factor                       1.00000000

(16)  Class A-6 Principal Balance                 73,650,000.00  1000.0000000
(16a)    Class A-6 Pool Factor                       1.00000000

(17)  Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                               .00

C. Aggregate Scheduled Balances and Number of Delinquent
        Contracts as of Determination Date

   (18) 31-59 days                                 3,405,978.12           114

   (19) 60 days or more                            3,548,260.83           114

   (20) Current Month Repossessions                  859,250.17            32

   (21) Repossession Inventory                     3,361,577.38           112

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current
          Remittance Date                                               1.02%

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 4

                       CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                       TRUST ACCOUNT #80-4135900
                       REMITTANCE DATE: 4/15/97

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                               1.06%

(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current
          Remittance Date                                             .98%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                .88%

(24) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from April 1, 2000 to
          March 31, 2001, 6.5% from April 1, 2001 to March 31,
          2002, 8.5% from April 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                        .22%

(25) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date  207,231.23

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                       .54%

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 5

                               CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                               TRUST ACCOUNT #80-4135900
                               REMITTANCE DATE: 4/15/97

(26) Class M-1 Principal Balance Test

     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                          18.02%

(27)       Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance Date
          greater than $7,437,576.00                                  .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                            8.48%

                                                  Total $      Per $1,000
                                                   Amount       Original
                                                  -------      ----------
CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly
     Servicing Fee)                            994,939.04

A.   Interest
(29) Aggregate interest
     a.   Class M-1 Remittance Rate (7.70%,
           unless Weighted Average Contract
           Rate is below 7.70%)                      7.70%
     b.   Class M-1 Interest                   214,765.83      6.41666657

(30) Amount applied to Class M-1 Interest
      Deficiency Amount                               .00               0

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 6

                       CUSIP#'S   393505-MG4
                       TRUST ACCOUNT #80-4135900
                       REMITTANCE DATE: 4/15/97

                                                  Total $      Per $1,000
                                                   Amount       Original
                                                  -------      ----------
(31)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                               .00

(32)  Amount Applied to:
      a.   Unpaid Class M-1 Interest Shortfall        .00               0

(33)  Remaining:
      a.   Unpaid Class M-1 Interest Shortfall        .00               0

B.    Principal
(34)  Formula Principal Distribution Amount
      a.   Scheduled Principal                        .00             N/A
      b.   Principal Prepayments                      .00             N/A
      c.   Liquidated Contracts                       .00             N/A
      d.   Repurchases                                .00             N/A

(35)  Class M-1 Principal Balance           33,470,000.00   1000.00000000
(35a) Class M-1 Pool Factor                    1.00000000

(36)  Class M-1 Percentage for such Remittance
      Date                                            .00%

(37)  Class M-1 Principal Distribution:
      a.   Class M-1 (current)                        .00      0.00000000
      b.   Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                       .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                            .00

(39)  Class M-1 Percentage for the following
      Remittance Date                                 .00%

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 7

                                 CUSIP#'S  393505-MH2, MJ8
                                 TRUST ACCOUNT #80-4135900
                                 REMITTANCE DATE: 4/15/97

                                                  Total $      Per $1,000
                                                   Amount       Original
                                                  -------      ----------
Class B1 Certificates
---------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                           780,173.21

(2)   Class B-1 Remittance Rate (7.70% unless
      Weighted Average Contract Rate is
      below 7.70%)                                   7.70%

(3)   Aggregate Class B1 Interest               95,447.92      6.41666689

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                           .00             .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                              .00             .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                               .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                               .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date        .00

(8a)  Class B Percentage for such Remittance Date     .00

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)          .00

(10a) Class B1 Principal Shortfall                    .00

(10b) Unpaid Class B1 Principal Shortfall             .00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8,05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 8

                              CUSIP#'S   393505-MH2, MJ8
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 4/15/97

                                                  Total $      Per $1,000
                                                  Amount        Original
                                                  -------      ----------
(11) Class B Principal Balance              29,758,810.00

(12) Class B1 Principal Balance             14,875,000.00

Class B2 Certificates
--------------------------
(13) Remaining Amount Available                684,725.29

(14) Class B-2 Remittance Rate (8.05%
     unless Weighted Average Contract
     Rate is less than 8.05%)                        8.05%

(15) Aggregate Class B2 Interest                99,845.56      6.70833342

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                            .00             .00

(17) Remaining Unpaid Class B2
     Interest Shortfall                               .00             .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance
     Date                                             .00

(19) Class B2 Principal Liquidation Loss Amount       .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                             .00

(21) Guarantee Payment                                .00

(22) Class B2 Principal Balance             14,883,810.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 9

                        CUSIP#'S   393505-MH2, MJ8
                        TRUST ACCOUNT #80-4135900
                        REMITTANCE DATE: 4/15/97

                                                  Total $      Per $1,000
                                                   Amount       Original
                                                  -------      ----------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                          146,169.27

(24) 3% Guarantee Fee                          438,710.46

(25) Class C Residual Payment                         .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                  .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                  .00

(28) Repossessed Contracts                     859,250.17

(29) Repossessed Contracts Remaining
     in Inventory                            3,361,577.38

(30) Weighted Average Contract Rate               9.93449

                                      GTFC
                                     1996-3
                                   MARCH 1997
                              Defaulted Contracts

                                                        Estimated
                                                         Loss At
Account#    Principal     Interest       Amount           Sale
--------    ----------    --------     ----------       ---------
18318135    14,173.92        87.76      14,261.68        4,506.77
21319657     9,681.50        59.94       9,741.44        8,502.47
24311903    30,032.94       185.95      30,218.89        5,151.46
25329566    25,557.78       158.24      25,716.02       13,619.95
34309997    14,054.80        87.02      14,141.82        8,429.32
44301286    28,126.26       174.14      28,300.40        8,917.00
46302049    10,983.47        68.00      11,051.47        9,149.00
52312498    20,419.50       126.43      20,545.93        3,333.49
52312572    47,454.52       293.82      47,748.34       11,188.64
57317833    32,240.15       199.62      32,439.77       12,190.22
63321971    28,714.59       177.79      28,892.38        9,221.78
72309300    16,262.07       100.68      16,362.75        5,163.06
74321291    26,275.60       162.68      26,438.28        6,671.76
76318635    15,542.48        96.23      15,638.71        4,025.47
83321869    39,439.83       244.19      39,684.02       21,199.35
85318416    32,622.18       201.98      32,824.16       19,002.85
85318441    20,116.59       124.55      20,241.14       13,932.36
93314981    34,715.97       214.94      34,930.91        8,192.88
93315183    12,151.20        75.23      12,226.43        7,819.29

TOTALS    $500,164.73    $3,096.75    $503,261.48     $201,260.10
          ===========    =========    ===========     ===========